                                                                   EXHIBIT 25

  ___________________________________________________________________________
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                                    FORM T-1
                       _________________________________

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF
1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2) _________________________________________

                       _________________________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)
NEW YORK                                             13-4941247
(Jurisdiction of Incorporation or                    (I.R.S. Employer
organization if not a U.S. national                          Identification no.)
bank)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                             10006
(Address of principal                                (Zip Code)
executive offices)
                             BANKERS TRUST COMPANY
                                LEGAL DEPARTMENT
                         130 LIBERTY STREET, 31ST FLOOR
                           NEW YORK, NEW YORK  10006
                                 (212) 250-2201
           (Name, address and telephone number of agent for service)
                       _________________________________

                               WALBRO CORPORATION
              (Exact name of obligor as specified in its charter)
DELAWARE                                             38-1358966
(State or other jurisdiction of                      (I.R.S. employer
Incorporation or organization)                       Identification no.)


6242 GARFIELD STREET
CASS CITY, MICHIGAN                                  48726
(Address of principal executive offices)             (Zip Code)

                  SEE TABLE OF ADDITIONAL SUBSIDIARY OBLIGORS
                         ______________________________

                                  $110,000,000
                              9 7/8% SENIOR NOTES
                               DUE 2005, SERIES B
                      (Title of the indenture securities)
 ______________________________________________________________________________

ITEM   1.        GENERAL INFORMATION.
                 Furnish the following information as to the trustee.

                        (a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                        ADDRESS

Federal Reserve Bank (2nd District)                         New York, NY
Federal Deposit Insurance Corporation                       Washington, D.C.
New York State Banking Department                           Albany, NY

                 (b) Whether it is authorized to exercise corporate trust powers.

                      Yes.

ITEM   2.        AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None.

ITEM   3.-15.    NOT APPLICABLE

ITEM  16.        LIST OF EXHIBITS.


                  EXHIBIT 1 -         Restated Organization Certificate of
                                      Bankers Trust Company dated August 7,
                                      1990 and Certificate of Amendment of the Organization Certificate of Bankers
                                      Trust Company dated March 28, 1994 -
                                      Incorporated herein by reference to
                                      Exhibit 1 filed with Form T-1 Statement,
                                      Registration No. 33-79862.

                   EXHIBIT 2 -        Certificate of Authority to commence
                                      business - Incorporated herein by
                                      reference to Exhibit 2 filed with Form
                                      T-1 Statement, Registration No. 33-21047.


                   EXHIBIT 3 -        Authorization of the Trustee to exercise
                                      corporate trust powers - Incorporated
                                      herein by reference to Exhibit 2 filed
                                      with Form T-1 Statement, Registration
                                      No. 33-21047.

                   EXHIBIT 4 -        Existing By-Laws of Bankers Trust
                                      Company, dated as amended on September
                                      21, 1993. - Incorporated herein by
                                      reference to Exhibit 4 filed with Form
                                      T-1 Statement, Registration No. 33-52359.

                   EXHIBIT 5 -        Not applicable.

                   EXHIBIT 6 -        Consent of Bankers Trust Company
                                      required by Section 321(b) of the Act. -
                                      Incorporated herein by reference to
                                      Exhibit 4 filed with Form T-1 Statement,
                                      Registration No. 22-18864.

                   EXHIBIT 7 -        A copy of the latest report of condition
                                      of Bankers Trust Company dated as of
                                      March 31, 1995.

                   EXHIBIT 8 -        Not Applicable

                   EXHIBIT 9 -        Not Applicable

                                   SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22 day of September, 1995.


                                        BANKERS TRUST COMPANY



                                        By:      Terence Rawlins
                                                 ---------------
                                                 Terence Rawlins
                                                 Assistant Treasurer

Legal Title of Bank:      Bankers Trust Company        Call Date: 3/31/95  ST-
BK:  36-4840                  FFIEC 031
Address:                  130 Liberty Street     Vendor ID: D            CERT:
00623                     Page RC-1
City, State    ZIP:       New York, NY  10006
                          11
FDIC Certificate No.:        0    0    6    2    3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

_______________
________________________   C400

                                                                    Dollar Amounts in Thousands
                                                                       RCFD    Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
ASSETS
    / / / / / / / / / / / / / / / / / /
  1.    Cash and balances due from depository institutions (from Schedule RC-A):
                 / / / / / / / / / / / / / / / / / /
         a.   Noninterest-bearing balances and currency and coin(1) ...............................
                  0081                  1,690,000                          1.a.
         b.   Interest-bearing balances(2) ..........................................................................
                                0071          2,805,000                           1.b.
  2.    Securities:
   / / / / / / / / / / / / / / / / / /
         a.   Held-to-maturity securities (from Schedule RC-B, column A) .......................
                  1754                           0        2.a.
         b.   Available-for-sale securities (from Schedule RC-B, column D)......................
                  1773             3,255,000              2.b.
  3    Federal funds sold and securities purchased under agreements to resell in domestic offices
   / / / / / / / / / / / / / / / / / /
        of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
   / / / / / / / / / / / / / / / / / /
        a.   Federal funds sold ........................................................................................
                            0276          4,331,000            3.a.
        b.   Securities purchased under agreements to resell .............................................
                 0277               911,000              3.b.
  4.   Loans and lease financing receivables:
                 / / / / / / / / / / / / / / / / / /
       a.   Loans and leases, net of unearned income (from Schedule RC-C)     RCFD 2122        21,354,000
                / / / / / / / / / / / / / / / / / /     4.a.
        b.   LESS:   Allowance for loan and lease losses......................................RCFD 3123
1,196,000              / / / / / / / / / / / / / / / / / /    4.b.
        c.   LESS:   Allocated transfer risk reserve ..............................................RCFD 3128
        0       / / / / / / / / / / / / / / / / / /           4.c.
        d.   Loans and leases, net of unearned income,
    / / / / / / / / / / / / / / / / / /
             allowance, and reserve (item 4.a minus 4.b and 4.c) ............................................
                        2125             20,158,000            4.d.
  5.   Assets held in trading accounts ................................................................................
                        3545                   39,393,000      5.
  6.   Premises and fixed assets (including capitalized leases) ............................................
                2145                890,000         6.
  7.   Other real estate owned (from Schedule RC-M) .......................................................
                           2150                  258,000        7.
  8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)
    2130                         233,000        8.
  9.   Customers' liability to this bank on acceptances outstanding ..................................
                2155                         387,000         9.
10.   Intangible assets (from Schedule RC-M) .................................................................
                             2143                     11,000      10.


11.   Other assets (from Schedule RC-F) ..........................................................................
                           2160                             7,797,000     11.
12.   Total assets (sum of items 1 through 11) .................................................................
                           2170                           82,119,000      12.

                         ------------------------------------------------

__________________________
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:      Bankers Trust Company      Call Date: 3/31/95 ST-BK:
36-4840                 FFIEC  031
Address:                130 Liberty Street           Vendor ID: D     CERT:
00623                   Page  RC-2
City, State             Zip:     New York, NY  10006
                                 12
FDIC Certificate No.:               0    0    6    2    3

SCHEDULE RC--CONTINUED
___________________________________

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                             Dollar Amounts in Thousands         / / / / / / / /
  / /     Bil Mil Thou

LIABILITIES                                                                                                     / / / / /
/ / / / / / / / / / / / / / / / / / /
 3.    Deposits:                                                                                                  / / / /
/ / / / / / / / / / / / / / / / / / /
         a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)
  RCON 2200      7,086,000         13.a.
         (1)   Noninterest-bearing(1) ............................RCON 6631       2,504,000...........
            / / / / / / / / / / / / / / / / / / / / / / /            13.a.(1)
         (2)  Interest-bearing .................................. .....RCON 6636        4,582,000...........
            / / / / / / / / / / / / / / / / / / / / / / /            13.a.(2)
         b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E          / / / / /
/ / / / / / / / / / / / / / / / / /
         part II)                                                                      RCFN
2200          20,209,000    13.b.
         (1)   Noninterest-bearing ..................................RCFN 6631            641,000
            / / / / / / / / / / / / / / / / / / / / / / /                       13.b.(1)
         (2)   Interest-bearing .......................................RCFN 6636         19,568,000
            / / / / / / / / / / / / / / / / / / / / / / /                       13.b.(2)
14.    Federal funds purchased and securities sold under agreements to repurchase in                     / / / / /
/ / / / / / / / / / / / / / / / / /
         domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
   / / / / / / / / / / / / / / / / / / / / / / /
         a.   Federal funds purchased ........................................................................................
                RCFD 0278            3,334,000         14.a.
         b.   Securities sold under agreements to repurchase ....................................................
                RCFD 0279                418,000       14.b.
15.    a.   Demand notes issued to the U.S. Treasury ............................................................
                RCON 2840                     0        15.a.
         b.   Trading liabilities .................................................................................................
  RCFD 3548              25,202,000            15.b.
16.    Other borrowed money:                                                            / / / / /
/ / / / / / / / / / / / / / / / / /
         a.   With original maturity of one year or less ............................................................
                RCFD 2332     9,875,000         16.a.
         b.   With original maturity of more than one year ......................................................
                RCFD 2333     2,307,000         16.b.
17.    Mortgage indebtedness and obligations under capitalized leases ................................
  RCFD 2910          36,000    17.
18.    Bank's liability on acceptances executed and outstanding ............................................
                RCFD 2920        387,000        18.
19.    Subordinated notes and debentures ..............................................................................
                RCFD 3200      1,225,000        19.
20.    Other liabilities (from Schedule RC-G) .......................................................................
                RCFD 2930     8,122,000         20.
21.    Total liabilities (sum of items 13 through 20) .............................................................
                RCFD 2948    78,201,000         21.
                                                                                                          / / / / /
 / / / / / / / / / / / / / / / / / /
22.    Limited-life preferred stock and related surplus ...........................................................
                RCFD 3282              0        22.
EQUITY CAPITAL                                                                                            / / / / /
/ / / / / / / / / / / / / / / / / /
23.    Perpetual preferred stock and related surplus ..............................................................
                RCFD 3838        250,000        23.
24.    Common stock ..............................................................................................................
                RCFD 3230        852,000        24.


25.    Surplus (exclude all surplus related to preferred stock) ................................................
                RCFD 3839       498,000        25.
26.    a.   Undivided profits and capital reserves .....................................................................
                RCFD 3632     2,681,000        26.a.
         b.   Net unrealized holding gains (losses) on available-for-sale securities ....................
  RCFD 8434                   (      3,000)    26.b.
27.    Cumulative foreign currency translation adjustments ................................................
                RCFD 3284            (     360,000)          27.
28.    Total equity capital (sum of items 23 through 27) .....................................................
                RCFD 3210                3,918,000           28.
29.    Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,
   / / / / / / / / / / / / / / / / / / / / / / /
         and 28)
 ......................................................................................................................
  RCFD 3300           82,119,000          29.
- ----------------------------------

Memorandum
To be  reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external
                        Number
                        ______
      auditors as of any date during 1994
 ......................................................... RCFD
2                M.1

1    =   Independent audit of the bank conducted in accordance               4    =  Directors'
examination of the bank performed by other
         with generally accepted auditing standards by a certified                   external
auditors (may be required by state chartering
         public accounting firm which submits a report on the bank           authority)
2    =   Independent audit of the bank's parent holding company              5    =  Review of
the bank's financial statements by external
         conducted in accordance with generally accepted auditing                    auditors
         standards by a certified public accounting firm which      6    =  Compilation of the bank's
financial statements by external
         submits a report on the consolidated holding company                         auditors
         (but not on the bank separately)                           7    =   Other audit procedures
(excluding tax preparation work)
3    =   Directors' examination of the bank conducted in            8    =   No external audit work
         accordance with generally accepted auditing standards
         by a certified public accounting firm (may be required by
         state chartering authority)
- ----------------------
(1)      Including total demand deposits and noninterest-bearing time and savings deposits.
